Yuma Energy, Inc.

Pyramid Oil Company

Strategic Combination

October 2014



Cover photo: Masters Creek Austin Chalk well

Disclaimer and Important Information

Forward-Looking Statements

This presentation contains forward-looking information regarding Yuma Energy, Inc. that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Yuma's current expectations, beliefs, plans, objectives, assumptions and strategies. Forward looking statements often, but not always, can be identified by using words such as "expects," "anticipates," "plans," "estimates," "potential," "possible," "probable," or "intends," or where Yuma states that certain actions, events or results "may," "will," "should," or "could" be taken, occur or be achieved. Statements concerning oil, natural gas liquids and natural gas reserves also may be deemed to be forward-looking in that they reflect estimates based on certain assumptions including that the resources involved can be economically exploited. Forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: operational risks in exploring for, developing and producing crude oil and natural gas; uncertainties involving geology of oil and natural gas deposits; uncertainty of reserve estimates; uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters; uncertainties as to the availability and cost of financing; fluctuations in oil and natural gas prices; risks associated with derivative positions; inability of our management team to execute plans to meet our goals; shortages of drilling equipment, oil field personnel and services; unavailability of gathering systems, pipelines and processing facilities; and the possibility that laws, regulations or government policies may change or governmental approvals may be delayed or withheld. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on assumptions, estimates and opinions of management at the time the statements are made. Yuma's annual report on Form 10-K for the year ended December 31, 2013, recent quarterly reports on Form 10-Q, recent current reports on Form 8-K, and other Securities and Exchange Commission ("SEC") filings discuss some of the important risk factors identified that may affect its business, results of operations, and financial condition. Yuma does not assume any obligation to update forward-looking statements should circumstances or such estimates or opinions change.

Table of Contents

1. Introduction



Transaction Overview

Strategic Combination

Yuma Energy, Inc.	Pyramid Oil Company
(NYSE MKT: YUMA)	
20,778 Mboe	452 Mboe
70% Liquids	99% Liquids

Transaction Details

- **Pyramid Oil Company and Yuma Energy, Inc., a privately held entity, entered into a definitive merger agreement on February 6, 2014.**
- **The Transaction closed on September 10, 2014; the new trading symbol for the combined company is "YUMA".**
- **The combined company issued 66,336,701 shares of common stock to former Yuma stockholders for a total outstanding of 71,224,786.**
- **The name Pyramid Oil Company was changed to Yuma Energy, Inc. and the headquarters of the combined company is located in Houston, Texas.**
- **Yuma Energy, Inc. is led by Sam Banks who is the CEO and Chairman of the combined company.**

Organizational Structure


Yuma Energy, Inc. Stockholders
Pyramid Oil Company Stockholders
93%
7%
Yuma Energy, Inc.
100% wholly owned Subsidiary
100% wholly owned Subsidiary
The Yuma Companies, Inc.
Pyramid Oil LLC
Newly formed subsidiary to hold Pyramid's California assets.
Yuma Exploration and Production Company, Inc.
Texas Southeastern Gas Marketing Company

Combined Company Overview

Core Assets


North Dakota
California
Texas
Louisiana
Oil production
Oil and gas production

Proved Reserves ($MM) (1)


$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$445.2
3,088%
$14.0
Pyramid
Yuma Pro Forma (1)

Production (Boe/d) (2)


3,000
2,500
2,000
1,500
1,000
500
0
2,675
2,226%
115
Pyramid
Yuma Pro Forma (1)

Proved Reserves (Mboe) (1)


25,000
20,000
15,000
10,000
5,000
--
21,229
4,598%
452
Pyramid
Yuma Pro Forma (1)

(1) As of December 31, 2013.
(2) Based upon the average daily production for Yuma and Pyramid for the three months ended June 30, 2014.

Strategic Rationale

Creating a growth-oriented company with upside for stockholders

- Significant production and cash flows
- Conventional 3-D and Unconventional upside
- Simple capitalization structure and liquidity

- Stable oil production
- Oil-weighted reserves
- Strategic foothold in active California shallow oil properties
- Clean company with NYSE MKT listing

Creating a Compelling Combination: Yuma Energy, Inc.

- **Net production of 2,675[(1)] Boepd and total proved PV-10 of $445.2[(2)] million**
- **Strong operating team with proven track record**
- **Consolidation of liquids rich conventional and unconventional assets**
- **Greater access to debt and equity capital markets**
- **Poised for future growth through acquisition and development of our existing properties**

(1) Based upon the average daily production for Yuma and Pyramid for the three months ended June 30, 2014.
(2) As of December 31, 2013.

Diversified Portfolio of Oil and Gas Assets

- Broad liquids-rich portfolio of development assets with proved reserves, with a focus on onshore Louisiana
- Interest in the Bakken / Three Forks unconventional resource play in North Dakota
- Interest in oil assets in Kern and Santa Barbara Counties, California

Asset locations [1]

- Unconventional liquids rich resource play
- High impact deep delineated 3-D prospects
- Proprietary and/or delineated 3-D oil projects
- Oil production



Louisiana

Masters Creek
- 76,178 net acres (~54% to 69% WI)[2]

La Posada
- 429 net acres (12.5% WI)

Amazon
- 1,105 net acres (~36% WI)

Livingston
- 2,784 net acres (~33% WI)

Legacy production
- Gardiner Island
- Lake Fortuna
- Branville Bay
- Chacahoula

Bakken
- 935 net acres (~5% WI)



North Dakota
Louisiana

California
- 1,403 net acres
- (100% WI)

Oil production

Oil and gas production

1 Acreage numbers as of December 31, 2013.
2 Assumes maximum partner participation

Investment Highlights of Combined Company

➢ **US-based oil and gas company focusing on exploration and development of conventional and unconventional oil and gas properties, primarily through the use of 3-D seismic surveys, in the US Gulf Coast and California.**

1 High quality assets located in the US Gulf Coast and California	– **Unconventional oil resource plays** – substantial operating position in the Louisiana Austin Chalk, ~76,178(1) net acres with 69 operated and 14 non-operated development locations and ~965(1) net acres in the Bakken with 140 development locations. – **Onshore liquids-rich conventional projects** – identified through the use of 3-D seismic surveys (e.g. Livingston, Amazon), as well as low risk shallow oil wells in Kern and Santa Barbara Counties, California. – **High impact deep onshore conventional prospects** – located beneath known producing trends, identified through the use of 3-D seismic surveys (e.g. La Posada) – **Yuma is recognized by industry participants for its in-house technical expertise** – intends to continue to assemble projects with considerable potential and scale.
2 Substantial existing production and identified liquids-rich reserves	– Producing **approximately 2,675 BOEPD(2)** net to the combined company's interest. – Independently engineered liquids rich **1P reserves of 21.2 MMBOE(1)** (Yuma reserves were calculated by Netherland Sewell & Associates ("NSAI") and Pyramid's reserves were calculated by MHA Petroleum Consultants ("MHA") – ~70% liquids. – Independently engineered **pre-corporate tax PV-10 of approximately US $445.2 MM(1) on 1P reserves** (NSAI & MHA).
3 Experienced Management team and Board	– Core team of 43 full time employees with an average of **approximately 30 years of industry experience**. – **Board of Directors with significant experience** managing public companies in the exploration and production sector and realizing value for shareholders in the Gulf Coast region.
4 Successful track record	– Track record of successful organic growth through 3-D prospect generation – since 1993 Yuma's 3-D activities have achieved a **78% exploration drilling success rate (43 discoveries on 55 prospects drilled).** – Track record of value enhancing growth through value accretive acquisitions (e.g. Austin Chalk acquisition).

(1) As of December 31, 2013.
(2) Based upon the average daily production for Yuma and Pyramid for the three months ended June 30, 2014.

Pro Forma Reserve Summary

Reserve Report Summary(1)

	Combined Entity					
		Net Oil	Net Gas	Net NGL	Total (2)	PV-10
		Mbbls	*MMcf*	*Mbbls*	*Mboe*	*$MM*
Total	PDP	1,537	6,142	285	2,846	88.7
	PDNP	520	4,189	208	1,425	27.4
	PUD	10,008	28,056	2,275	16,958	329.1
	Proved	**12,064**	**38,386**	**2,767**	**21,229**	**$ 445.2**

1P Total by Reserve Category & Commodity Weighting


PDP
20%
PDNP
6%
PUD
74%
Gas
30%
NGL
13%
Oil
57%

(1) Reserve report summary utilizes SEC pricing as of December 31, 2013. Pyramid reserves as calculated by MHA Petroleum Consultants, Yuma reserves as calculated by NSAI
(2) Assumes a ratio of one barrel of oil per 6 Mcf of natural gas.

Go-Forward Strategy

Asset and Property Strategy

- Enhance Production and Cash Flow
  - Continue to generate high-impact 3-D drilling opportunities
  - Execute multi-year development drilling program
  - Acquire liquids rich production with development potential
  - Pursue operated acquisitions in proximity to existing operated fields

Corporate Strategy

- Align the interest of management and stockholders
- Maintain a strong balance sheet and financial flexibility
- Consistently try to improve margins and operating profit
- Deliver superior returns to stockholders

2. Management, Board & Track Record



Experienced management team on the ground

➢ **The Yuma team has significant E&P experience**

Sam Banks *CEO & Chairman*	– Founder and majority owner of Yuma Energy, Inc. – 37 years of experience in the oil and gas industry – Previously held position as Assistant to President of Tomlinson Interest, a private independent oil and gas company – Graduated with a BA from Tulane University in New Orleans, Louisiana in 1972
Michael Conlon *President & COO*	– Joined Yuma in 2002 – 41 years of experience in the oil and gas industry – Graduated from the Colorado School of Mines with a B.S. in Geological Engineering in 1972 – Previously served as Exploration Manager for BHP Petroleum in Melbourne, Australia with his team discovering the Griffin field, the Stag field, and the key discovery in the Pyrenees field complex. Michael also worked for BHP Petroleum in Denver, Colorado and Houston, Texas
Kirk Sprunger *Treasurer & CFO*	– Joined Yuma in 1996 – 39 years of experience in finance – Graduated with a BBA in Accounting from the University of Texas at El Paso in 1974 and completed an MBA in Finance from the University of Minnesota in 1991 – Previously held positions at Arthur Andersen, Blocker Energy Corporate, AN-SON Corporation, Terry Companies, St. Paul Oil and Gas Corporation, TGX Corporation and Horizon Directional Systems
James Jacobs *Vice President Corporate and Business Development*	– Joined Yuma in 2013 – 13 years experience in the financial services and energy sectors – Graduated from the University of Texas in 2001 with a Master's Degree in Professional Accounting and a Bachelor's Degree in Business Administration – Previously held positions at Houston American Energy (CFO, Treasurer and Secretary) and Sanders Morris Harris (Vice President Energy Investment Banking)
Mark Hartman *Vice President Exploration*	– Joined Yuma in 2004 – 31 years of experience in the oil and gas industry – Graduated with a BSEE degree from Texas Tech in 1982 – Commenced his career with Shell E&P in Houston and held a variety of roles at Shell over a 14 year period. In 1996, joined Meridian Resources as a Staff Geophysicist followed by Vice President of Exploration. In 2001, Mark rejoined Shell E&P as a Senior Staff Geophysicist where he managed the South Texas Exploration team
Momin Syed *Vice President Planning & Evaluation*	– Joined Yuma in 2009 – 15 years of experience in the oil and gas industry – Graduated with a BS in Petroleum Engineering from Texas A&M University in 1999 and obtained a MS in Finance from the University of Houston in 2008. Completed an MBA from Rice University in 2011 – In 2000, joined Noble Energy, Inc., performing a range of roles across different business units. Also held positions at Seagull Energy and Ocean Energy
Sheldon Cote *Vice President Production*	– Joined Yuma in 2013 – 20 years of experience in the oil and gas industry – Holds a Petroleum Engineering Technologist Diploma from the Southern Alberta Institute of Technology and an Honorary Bachelor's degree in Petroleum Engineering from the University of Maryland – An expert in artificial lift systems, Sheldon has consulted for Pioneer (Eagle Ford Shale), BP (Indonesia, New Mexico, and Wyoming) and Cameron (USA and International). Sheldon holds several patents related to down-hole production equipment which he licenses to several independent oil companies
Gregory W Sones *Engineer & Operations Consultant*	– Commenced his consulting role at Yuma in 2006 – 37 years experience in the oil and gas industry – Currently working through PPI Technology Services as an Engineer and Operation Consultant – Graduated from Texas A&M with a BS in Structural Civil Engineering in 1976 – Previously held positions at ARCO, Anadarko, and Applied Drilling Technology Inc – Started a turnkey division for Schlumberger in 2004 and in 2005 joined PPI Managed Risk (a private turnkey drilling and completion company)

Extensive experience working together


2014
2013
2012
2011
2010
2009
2008
2007
2006
2005
2004
2003
2002
2001
2000
1999
1998
1997
1996
1995
1994
Management
Sam Banks
Chairman & CEO
Michael Conlon
President & COO
Kirk Sprunger
Treasurer & CFO
Mark Hartman
VP Exploration
Momin Syed
VP Planning & Eval
T.J. Lafosse
VP Facilities
James Jacobs
VP Corporate Dev
Sheldon Cote
VP Production
Rick Talbot
Controller
Gregory Sones
PPI Consultant
Board members
Richard Volk
Ben Morris
Frank Lodzinski
James Christmas
Richard Stoneburner

In-house technical expertise developed over three decades

- Experienced team of in-house geologists, geo-physicists and drilling engineers with a long history of discovering oil and gas prospects
- Using 3-D seismic surveys, Yuma's conventional exploration focuses primarily on:
  1) high impact projects at depths of >17,000 ft – large prospects, high flow rates, more costly to develop; and
  2) oil projects with multiple prospects (10,000-15,000 ft) – smaller individual prospects at shallower depths
- By controlling the 3-D seismic program from field acquisition through seismic processing, Yuma gains a competitive advantage through proprietary knowledge of the project

Key Focus Areas

1) High Impact Discoveries (3-D delineated)

La Posada WI: 12.5%	–17,700 ft -18,250 ft deep discovery targeting Lower Cris R formation –Identified through 40 square miles of 3-D seismic survey

2) Oil Projects (3-D delineated)

Amazon WI: ~36%	–Overlaying 3-D seismic area of 70 square miles –1,105[1] net acres leased with multiple 3-D prospects identified and ready to drill
Livingston WI: ~33%	–Yuma has identified several new prospects within the Livingston 3-D seismic area

3) Unconventional Oil projects

Masters Creek WI:~54-69%[2]	–76,178[1] net acres with 69 operated and 14 non-operated development locations –48 producing wells (34 operated)
Bakken WI: ~5%	–965[1] net acres in the Bakken –Significant future infill and Three Forks development potential with 140 development locations

4) Shallow Oil Projects

California WI: 100%	– Substantially all production is through operated oil wells in Kern and Santa Barbara counties in California. – Additional infill development and PDNP locations exist on Pyramid's acreage

1 Acreage numbers as of December 31, 2013.
2 Assumes maximum partner participation

Yuma - Track Record of Finding and Developing Successful Prospects

- **From 1983 Through 2014 Yuma Has:**
  - Generated 225 total prospects.
  - 222 of those historical prospects were promoted to industry partners and drilled (i.e. on a carried basis).
  - Achieved a 78% exploration drilling success rate (43 discoveries on 55 prospects drilled) on Yuma's 3-D projects.
- **Demonstrates Yuma's Ability to:**
  - Find oil and gas assets in all cycles of the E&P business.
  - Generate prospects that have been subject to the rigorous diligence standards of industry leading multinational energy, oil and gas companies.

Select Yuma Partners

nexen, STONE ENERGY, CARRIZO, ConocoPhillips, Chesapeake Energy, Shell, NEWFIELD, OXY, ExxonMobil, energyXXI, PetroQuest Energy, Inc., PETROHAWK, HESS, devon, eog resources

Yuma Discoveries Since 1993



DAVIS RANCH Mississippian
BRYCELAND Hosston
LIVINGSTON Olympic - Tusc/ Musial - Wilcox
LAKE MACHIAS Tex W
STUARD'S BLUFF Tex W
GARDINER ISLAND 5900' Sand
BLIND PASS 6100' Sand
RAPALA/LAKE CAMPO Miocene
MAIN PASS BLK 9. 7300' / 7400' / 8400'
RACCOON IS. Miocene
ADEMA POND Middle Miocene
TREASURE BAY Tex W
BRANVILLE BAY Middle Miocene
AMBERJACK Middle Miocene
CAVIAR Middle Miocene
KENDELTON Miocene & Frio
NEW TAITON Upper Wilcox
GRACEY RANCH M. Wilcox/ Yegua/ Frio
S.W. SPEAKS Deep Wilcox
FENNER Yegua
BORCHERS Yegua
NORTH FANNIN Miocene & Frio
4 SISTERS Miocene & Frio
BARBER Yegua
HANCOCK RANCH Miocene & Frio
SWAN LAKE Frio
W. CLODINE Yegua
CEDAR POINT Vicksburg
CHALKLEY Camerina / Miogyp
BECKWITH / BUHLER Hackberry
BON AIR Hackberry
S.W. SUNSHINE Marg Tex
PIERRE PASS Planulina
LONE OAK Vicksburg
ELM GROVE Frio
HOLLY Vicksburg
S.W. FISHERS REEF Gyro K Vicksburg
AMAZON Cib Haz / Marg Tex / Hackberry
COTE DE MER Cris A
TAOS LA POSADA -Planulina
PATTERSON Disc 3 / Marg A
CHACAHOULA Dibert / Big 2
TREGRE Miocene
CHICO ISLAND Cib carst
KENT BAYOU Miocene
YUMA
DISCOVERIES 1993 - 2014
3-D Surveys Delineated by Yuma
Other 3-D Surveys
New Yuma 3-d Surveys

Independent Board of Directors with significant experience

Sam L. Banks *CEO & Chairman*	– See management team
Richard K. Stoneburner	– Began his career as a geologist in 1977 – Joined Petrohawk Energy in 2003, where he led Petrohawk's exploration program from 2005 to 2007 prior to serving as the company's President and COO from 2007 to 2011 – After BHP Billiton acquired Petrohawk in 2011, he was appointed President of the North America Shale Production Division where he managed operations in the Fayetteville Shale, the Haynesville Shale, the Eagle Ford Shale, and the Permian Basin divisions – Currently serves on the Board of Directors of Newfield Exploration and Cub Energy and serves as a Senior Advisor to the private equity firm Pine Brook Partners
James W. Christmas	– Mr. Christmas has extensive experience in oil and gas company growth issues, with a focus on capital structure and business development strategies – Served as President and CEO of KCS from 1988 until 2003, and Chairman of the Board and CEO from 2003 until KCS's merger into Petrohawk in August 2011 where he continued to serve as Vice Chairman until the sale to BHP. At the request of BHP, he continues to serve as a director of Petrohawk and Chairman of its financial reporting committee – Currently serves on the Board of Directors of Halcon Resources Corporation, serves on the Advisory Board of the Tobin School of Business at St. John's University in New York where he is a guest lecturer of a graduate class in entrepreneurship
Frank A. Lodzinski	– Mr. Lodzinski has more than 43 years of oil and gas industry experience, including the successful completion of several mergers and business combinations – In 1984, Mr. Lodzinski formed Energy Resource Associates which acquired interests in oil and gas limited partnerships that were later exchanged for shares of Hampton Resources, which was ultimately sold to Bellwether Exploration in 1995. In 1996, Mr. Lodzinski acquired Cliffwood Oil and Gas and then a controlling interest in Texoil where he served as President, CEO, and a Director. Texoil was sold to Ocean Energy in 2001 – From 2001 to 2004, served as President, CEO, and Director of AROC to direct the restructuring and ultimate liquidation of the company in 2004. In 2004, Mr. Lodzinski formed Southern Bay Energy and merged that company into GeoResources, Inc. – Served as President, CEO, and a Director until GeoResources was sold to Halcon Resources Corporation for approximately US$1 billion in 2012
Ben T. Morris	– Mr. Morris has an extensive financial background, with over 20 years of experience in many aspects of the financial sector – Began his career as an accountant at Price Waterhouse & Co. in 1967, and in 1973 joined Mid American Oil and Gas Inc. as CFO and later became President of the company – From 1980 to 1986, served as COO of Tatham Corp., a privately held oil and gas company – Former CEO of the Sanders Morris Harris Group, a financial services and wealth management company he co-founded in 1987 – Serves on the Board of Directors of Gulfport Energy Corporation. Served on the boards of several public companies including Capital Title Group (1998-2006), American Equity Investment Life Holding Company (1997-2006), and Tyler Technologies, Inc, (2002-2005), where he served as Chairman of the Audit committee
Richard W. Volk	– Mr. Volk is a consultant specializing in the formulation and implementation of long-term strategies for oil and gas companies and other clients. Mr. Volk has been an advisor to Yuma since 1993 and joined the Board of Directors of the Company in July 2011 – Began his oil and gas career in 1960 with Plains Exploration Company which merged into Cardinal Petroleum Company in 1969 – In 1973 he was appointed President and CEO of Clinton Oil Company, which was subsequently renamed Energy Reserves Group and in 1985 was acquired by BHP Petroleum (America), of which Richard was Chairman and CEO – After presiding over the successful consolidation of BHP Petroleum and Monsanto Oil Company, Mr. Volk relocated to Australia as General Manager and CEO of BHP Petroleum's Australia/Asia Division

Appendix I: Key Assets



La Posada – Vermilion Parish, Louisiana

High impact deep producing asset

Asset overview

Working interest	– 12.5%
Operator	– PetroQuest (refers to the prospect as "La Cantera")
Acres	– 8,590 gross acres (429 net acres)
Overlaying 3-D seismic area	– 40 square miles
Formation(s)	– Lower Cris R at 17,700ft to 18,250ft
Comments	– Significant oil and gas prospect discovered using Yuma delineated 3-D – The prospect was successfully tested on the southern portion of the structure by the operator PetroQuest in 2011 – Three producing wells (Thibodeaux-1, Broussard-2 and Broussard-1 ST) – Promoted to Petroquest, Stone, Walter, Wagner, JGC, Chalkley and others

Discovery map


ERATH FIELD (1940)
CUM PROD 43 MMBO + 1.2 TCFG
TIGRE LAGOON FIELD (1947)
CUM PROD 20 MMBO + 421 BCFG
LA POSADA DISCOVERY (200 BCFE)
BAYOU HEBERT FIELD (2012)

Masters Creek Austin Chalk

Top tier U.S. unconventional liquids-rich play (proved reserves – 83% liquids)

Asset overview

Average effective working interest	– ~54% to 69%[1]
Operators	– Yuma – Swift Energy and Indigo Minerals (non-operated acreage)
Acres	– 106,540 gross (76,178 net to Yuma)
Formation(s)	– Austin Chalk
Drill & complete capex / well	– c.US$11m/well (gross)
Comments	– 69 operated PUD locations, 14 non-operated PUD locations – Primary development by infill drilling – 48 producing wells (34 operated) – 36 salt water disposal wells – Over-pressured and regionally charged oil and gas reservoir, intensely fractured along a sub-regional trend – Potential to expand the play through acquisitions

Austin Chalk – Infill Analogs Greater Masters Creek



Source: SONRIS (Louisiana Department of Natural Resources)

Yuma leasehold – greater Masters Creek area



Yuma Operated Acreage
Yuma Non-Operated Acreage
Producing Units 1200 – 2500 Acres
Infill Locations
Existing Wells

(1) Assumes maximum partner participation

California – Primary Assets in Kern and Santa Barbara Counties

Operated – U.S. conventional oil play

Asset overview

Working interest	– 100%
Operator	– Yuma
Acres	– 1,403 net acres
Formation(s)	– Pliocene, Miocene, Oligocene & Eocene age
Drill & complete capex / well	– Under Evaluation
Comments	– Currently conducting an internal review of all of Pyramid's properties to ascertain areas of interest and future upside. – Our primary focus is identifying infill drilling locations and PDNP recompletions on Pyramid's California oil assets.

California Leasehold map



McDonald Anticline
Carneros Creek
Chico Martinez
Mid Way Sunset
Cat Canyon
Lost Hills
Edison
Mountain View
Santa Fe Springs
Coyote East
KINGS
KERN
VENTURA
SANTA BARBARA
LOS ANGELES
CUYAMA BASIN
SANTA MARIA BASIN
VENTURA BASIN

Livingston – St. Helena and Livingston Parishes, Louisiana

Oil project – 3-D delineated

Asset Overview

Working interest	– ~33%
Operator	– Yuma
Acres	– 8,489 gross acres (2,874 net acres)
Overlaying 3-D seismic area	– 138 square miles
Formation(s)	– Tuscaloosa sand (oil) at 15,000 ft – Wilcox sand (oil) at 10,000 ft
Drill & complete capex / well	– c. US$5m/well (gross) for Tuscaloosa – c. US$2.5m/well (gross) for Wilcox
Comments	– Four wells are producing from the Lower Tuscaloosa, two wells are producing from the Wilcox – Yuma has identified three new prospects within the Livingston 3-D seismic area (Livingston): Glacier, Joshua and Carlsbad (see map)

Producing Fields and Prospect Map[1]


ST. HELENA PARISH
LIVINGSTON PARISH
2012 YUMA Discovery
400 MBO
2013 YUMA Discovery
400 MBO
Glacier Prospect
Carlsbad Prospect
Joshua Prospect
Lower Cretaceous Shelf Edge
19 MMBO
9.2 MMBO
Oil discovery
Gas discovery
Prospect / lead

(1) Source: Historical production sourced from Louisiana State Production Records via IHS.

Amazon – Jefferson Davis and Calcasieu Parishes, Louisiana

Yuma delineated 3-D oil project

Asset overview

Working interest	– ~36%
Operator	– Yuma
Acres	– 3,035 gross acres (1,105 net acres)
Overlaying 3-D seismic area	– 70 square miles
Formation(s)	– the Lower and Middle Frio (Hackberry) and Upper Frio (Marg tex, Cib haz and Camerina) formations, which are typically found at between 9,000 and 13,000 feet
Drill & complete capex / well	– ~US$6.0m/well (gross)
Comments	– Yuma delineated 3-D project – Amazon 3-D located in a successful Hackberry / Frio trend – Multiple 3-D AVO amplitude prospects identified and ready to drill

Prospect map[1]



Pre 3-D Area Cumulative Production 733 BCF; 29 MMBO
Iowa
Iowa-Woodlawn 3-D
1997
Cum. Prod. Post 3D - 11 BCF; .76 MMBO
14 of 17 Wells
Cum. Prod. Post 3D 38 BCF; 3.3 MMBO
Amazon 3-D Outline
Manchester
Bon Air
New 3D Prospects
Discoveries post 3-D
Discoveries pre 3-D
Bell City
Holmwood
Hayes
Sweetlake 3-D
1999
Cum. Prod. Post 3D - 40 BCF; 2.6 MMBO
Thornwell 3-D
Cum. Prod. Post 3D - 96 BCF; 1.6 MMBO

Note: Map shows historical production post Amazon 3-D shoot

(1) Source: Historical production sourced from Louisiana State Production Records via HIS.

Legacy producing assets

Lake Fortuna field (Raccoon Island), Chacahoula field and Chandeleur Block 71

Asset overview

Lake Fortuna field	Working interest & net revenue interest	– Working interest: 91% – Net revenue interest: 64.7%
	Acres	– 295 gross acres (269 net acres)
Chacahoula field	Working interest & net revenue interest	– Working interest: 23.8-36.2% – Net revenue interest: 16.6-25.6%
	Acres	– 69 gross acres (20 net acres)
Chandeleur Block 71	Working interest & net revenue interest	– Working interest: 30% – Net revenue interest: 21.9%
	Acres	– 1,343 gross acres (348 net acres)

Key leasehold maps

Lake Fortuna field (Raccoon Island)


Eloi Bay
Raccoon Island Prospect
Lake Fortuna
N. Black Bay
W. Black Bay
Black Bay
E. Black Bay
SE. Black Bay
Breton Sound 20

Chacahoula field


ASSUMPTION
ST. MARTIN
LAFOURCHE
TERREBONNE

Bakken / Three Forks Project – McKenzie County, North Dakota

Non-operated – U.S. unconventional play

Asset overview

Working interest	– ~5%
Operators	– Zavanna, LLC and Emerald Oil
Acres	– 18,513 gross acres (965 net acres)
Formation(s)	– Bakken / Three Forks
Drill & complete capex / well	– c.US$10m/well (gross)
Comments	– Approximately 140 remaining drilling locations – Significant future infill and Three Forks development potential – Approximately 96.2% of acreage is held by production – Have rights to develop all depths of acreage on leases – Partners include Zavanna, Emerald and Halcon – Offset operators include Oasis, Statoil, Continental, Petro-Hunt, Whiting and Triangle

Leasehold map


WILLISTON BASIN
YELLOWSTONE PROSPECT
SE HR PROSPECT
Yuma Acreage

Appendix II: Financial Summary


SOUTHERN FLOW
COMPANIES, INC.
Yuma
METER NUMBER
#2D
TIME PUT ON
11:30A
DATE PUT ON
8.21 08
MP 2
TUBE & ORF. SIZE
2x1
TIME TAKEN OFF
DATE TAKEN OFF
M-1500-H-150F
SIGNED
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TEMPERATURE
DIFFERENTIAL

Combined Company Overview

Unaudited Pro Forma Condensed Combined Financial Statements – As of and for the six months ended June 30, 2014

Balance Sheet
($MM)

	Yuma Historical	Pyramid Historical	Pro Forma Adjustments (1)	Yuma Pro Forma
Current Assets	$19.15	$7.29	$ (0.09)	$26.36
Net Oil and Gas Properties	90.19	2.37	8.59	101.15
Other Assets	0.81	2.14	8.29	11.24
Total Assets	**$110.15**	**$11.80**	**$16.79**	**$138.75**
Current Liabilities	$27.22	$0.67	$1.50	$29.39
Long Term Debt	24.77	-	-	24.77
Other Noncurrent Liabilities	78.32	0.24	(51.08)	27.48
Preferred Stock	40.37	-	(40.37)	-
Total Equity	(60.53)	10.90	106.74	57.11
Total Liabilities & Equity	**$110.15**	**$11.81**	**$16.79**	**$138.75**

Income Statement
($MM)

	Yuma Historical	Pyramid Historical	Pro Forma Adjustments	Yuma Pro Forma
Revenues	20.88	2.07	0.00	22.95
Expenses	25.15	2.18	0.53	27.86
Income (loss) from operations	(4.27)	(0.11)	(0.53)	(4.91)
Other Income (expenses)	(4.71)	0.03	4.50	(0.18)
Income tax expense (benefit)	(1.13)	(0.00)	(0.19)	(1.32)
Net Income (loss)	**($7.85)**	**($0.08)**	**$4.16**	**($3.77)**
Preferred Stock, Series A				
Series B				
Accretion	0.57	0.00	(0.57)	0.00
Dividends paid in cash	0.10	0.00	(0.10)	0.00
Dividends paid-in-kind	4.13	0.00	(4.13)	0.00
Net Income (Loss) available to Common Stockholders	**($12.65)**	**($0.08)**	**$8.96**	**($3.77)**

Weighted Average Number of Common Shares Outstanding

	Yuma Historical	Pyramid Historical	Pro Forma Adjustments	Yuma Pro Forma
Basic	54,236	4,888,085 (2)	66,336,701	71,224,786
Diluted	54,236	4,888,085 (2)	66,336,701	71,224,786

(1) See notes to the Unaudited Pro Forma Condensed Combined Financial Statements in the proxy statement/prospectus of Yuma dated August 11, 2014 available on Yuma's website

(2) Includes 100,000 shares issued to Pyramid employees as part of the merger.

Contact Information

Yuma Energy, Inc.

Sam L. Banks
Chairman and Chief Executive Officer

James J. Jacobs
VP of Corporate and Business Development

Corporate Headquarters
1177 West Loop South, Suite 1825
Houston, Texas 77027
(713) 968-7000

Website
www.yumaenergyinc.com

Standardized Measure

SEC PV-10 Reconciliation to Standardized Measure[1]

Direct interest in oil and gas reserves:	*($ in millions)*
Present value of estimated future net revenues (PV-10)[1]	$445.2
Future income taxes at 10%	(109.8)
Standardized measure of discounted future net cash flows	$335.4

(1) Present Value Discounted at 10% ("PV10") is a Non-GAAP measure that differs from the GAAP measure "standardized measure of discounted future net cash flows" in that PV10 is calculated without regard to future income taxes. PV10 does not necessarily represent the fair market value of oil and gas properties. PV10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.

(1) Present value of estimated future net revenues utilizes SEC pricing as of December 31, 2013. Pyramid reserves and PV-10 as calculated by MHA Petroleum Consultants, Yuma reserves and PV-10 as calculated by NSAI.